LVIP Goldman Sachs Income Builder Fund Supplement Dated November 30, 2016 to the Summary Prospectus dated June 30, 2016

This Supplement updates certain information in the Summary Prospectus for the LVIP Goldman Sachs Income Builder Fund (the “Fund”). You may obtain copies of the Fund’s prospectus or summary prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your prospectus and other important records.

Revisions to the Summary Prospectus for the Fund are effective December 30, 2016.

The Fund will have revised investment strategies.

The following replaces the last two sentences of the first paragraph under Principal Investment Strategies on page 2:

The Fund has a baseline allocation to fixed income securities of 60% and to equity securities of 40%.

The following replaces the first sentence in the discussion of “Equity Investments” under Principal Investment Strategies on page 2:

The Fund may invest in equity investments, which include, among others, U.S. common stocks, preferred stocks and American Depositary Receipts (“ADRs”) of U.S. and foreign issuers (including issuers in countries with emerging markets or economies (“emerging countries”)), as well as master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”).

The following replaces the first sentence in the discussion of “Fixed Income Investments” under Principal Investment Strategies on page 2:

The Fund may invest in fixed income investments.

The first sentence in the discussion of “Additional Information” under Principal Investment Strategies on page 2 is removed.